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HAN LOGISTICS, INC.

(Name of Registrant as Specified in its Charter)

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Contact Person:

Branden T. Burningham, Esq.

Suite 205, 455 East 500 South Street

Salt Lake City, Utah 84111

Tel: 801-363-7411; Fax: 801-355-7126

btb@burninglaw.com

HAN LOGISTICS, INC.

3889 Vistacrest Drive

Reno, Nevada  89509

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This Information Statement is being furnished by Han Logistics, Inc., a Nevada corporation (the “Company,” “Han,” “we,” “our,”  “us” or words of similar import) to our stockholders, regarding the adoption of various amendments to our Articles of Incorporation and the filing with the Nevada Secretary of State of Amended and Restated Articles of Incorporation (collectively, the “Proposals”).  The Proposals have been adopted by our Board of Directors in accordance with the Nevada Revised Statutes (the “NRS”).  Each of the Proposals will be presented to a special meeting of our stockholders to be held on November 16, 2010, at 11:00 a.m. Mountain Standard Time, at 455 East 500 South, Suite 205, Salt Lake City, Utah, as outlined in the Notice of Special Meeting of Stockholders (the “Special Meeting”) that accompanies this Information Statement.  Amee Han Lombardi, who is a director and our President and Secretary/Treasurer and the holder of approximately 96.4% of our outstanding voting securities (the “Majority Stockholder”), has indicated her intention to vote in favor of each of the Proposals at the Special Meeting.  Under Article 17 of our current Articles of Incorporation, our Articles may be amended only by affirmative vote of a majority of shares entitled to vote thereon at a meeting, or by written consent of all of the stockholders entitled to vote thereon.  The latter course is not possible because of the public holdings of our common stock; accordingly, the Proposals are being submitted at the Special Meeting.

Our Amended and Restated Articles of Incorporation, which incorporate each of the below-referenced amendments to our Articles of Incorporation, were unanimously adopted by our Board of Directors on October 18, 2010.  Because the Majority Stockholder beneficially owns 2,000,000 shares of our common stock, which constitutes approximately 96.4% of our outstanding voting securities, and she has indicated her intention to vote in favor of each of the Proposals at the Special Meeting, no other votes will be required in order to approve the Proposals, and none are being solicited hereunder.  See the captions “VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF” and “VOTE REQUIRED FOR APPROVAL AND EFFECTIVE DATE,” herein.

The Proposals provide for the following amendments to our Articles of Incorporation:

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Proposal No. 1:  To increase our authorized one mill ($0.001) par value common stock from 50,000,000 shares to 500,000,000 shares;

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Proposal No. 2:  To authorize a class of 175,000,000 shares of one mill ($0.001) par value preferred stock to be issued in series, each of which series shall have such powers, preferences and rights as the Board of Directors may determine;

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Proposal No. 3:  To add a provision opting out of the Nevada Control Share Acquisitions Act, Sections 78.378 through 78.3793, inclusive of the NRS;

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Proposal No. 4:  To include a provision permitting the Company’s Board of Directors to change the Company’s name in certain circumstances without stockholder approval;

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Proposal No. 5:  To provide that the Company may amend or repeal any provision contained in the Amended and Restated Articles in the manner provided by statute; and

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Proposal No. 6:  To provide that no disclosed contract or other transaction involving the Company and any other entity shall be affected by the fact that a director or officer of the Company is interested in, or a director or officer of the other entity, and provide for indemnification of such persons for transactions in which the director or officer acts in good faith.

APPROXIMATE DATE OF MAILING:  November 5, 2010.

For a more complete description of these changes, see the caption “REASONS FOR THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION” below; and Appendix A hereto, which is a copy of the Amended and Restated Articles of Incorporation.  Our current Articles of Incorporation are also attached as Appendix B hereto for comparison purposes.

Assuming a vote at the Special Meeting in favor of all of the Proposals by the Majority Stockholder, the Amended and Restated Articles of Incorporation will be filed with the Secretary of State of the State of Nevada immediately after the final adjournment of the Special Meeting; and they will be effective on filing. The Proposals specifically addressing each of the above-referenced amendments, and the Proposal regarding our Amended and Restated Articles of Incorporation, are the only matters covered by this Information Statement.

The filing of our Amended and Restated Articles of Incorporation will not have any material effect on the our business operations or reporting requirements with the Securities and Exchange Commission, other than the requirement that we file a Current Report on Form 8-K with respect to such amendments, which Form 8-K will contain a copy of our Amended and Restated Articles of Incorporation.  Our stockholders do not need to take any action with respect to any of the Proposals.

THE PROPOSALS

The Amended and Restated Articles of Incorporation:

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retain the Company’s name as “Han Logistics, Inc.” and continue to provide for perpetual existence of the Company (Articles I and II, respectively);

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maintain the enumerated purposes and powers with the general statement that any lawful business may be pursued (Article III);

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increase the Company’s authorized common stock from 50,000,000 shares of one mill ($0.001) par value common stock to 500,000,000 shares of one mill ($0.001) par value common stock, and restate the provisions of our original Articles of Incorporation to the effect that our stockholders will not have pre-emptive rights or cumulative voting rights (Article IV);

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authorize a class of 175,000,000 shares of one mill ($0.001) par value preferred stock to be issued in series, with each such series to have such powers, preferences and rights as the Board of Directors may determine (Article IV);

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authorize such number of directors as the Bylaws may provide, and designate the non-exclusive powers of the Board of Directors (Article V);

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opt out of the Nevada Control Share Acquisitions Act, Sections 78.378 through 78.3793, inclusive of the NRS (Article VI);

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give the Board of Directors the power to change the Company’s name without stockholder approval in certain circumstances (Article VII);

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provide for indemnification of all persons whom the Company has the power to indemnify to the fullest extent  permitted by the NRS, which is consistent with the indemnification language of the Company’s present Articles of Incorporation (Article VIII);

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allow the amendment, alteration, change or repeal of any provision of the Articles of Incorporation to the fullest extent permitted under the NRS (Article IX);

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permit the Board of Directors to adopt, alter, amend or repeal the Company’s Bylaws as permitted under the NRS (Article X);

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state that, to the fullest extent contemplated by the NRS, no disclosed contract or other transaction involving the Company and any other entity shall be affected by the fact that a director or officer of the Company is interested in, or a director or officer of the other entity, and provide for indemnification of such persons for transactions in which the director or officer acts in good faith (Article XI);

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limit the personal monetary liability of a director for breach of fiduciary duty to the Company (Article XII);

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provide a procedure for compromises with creditors which is identical to the analogous provision in our current Articles of Incorporation (Article XIII); and

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provide that any action that ordinarily would require the approval of two-thirds of the voting shares shall, unless otherwise provided in the Articles of Incorporation, require the approval of a majority of the shares entitled to vote thereon, all as currently provided in the Company’s Articles of Incorporation (Article XIV).

The full text of our Amended and Restated Articles of Incorporation is contained in Appendix A hereto, and our current Articles of Incorporation are contained in Appendix B hereto for comparison purposes.

REASONS FOR THE PROPOSALS

Proposal No. 1:  Increase in Authorized Common Shares

The Company is currently authorized to issue 50,000,000 shares of common stock having a par value of one mill ($0.001) per share.  The Company’s Board of Directors has unanimously adopted a resolution to amend the Articles of Incorporation to increase the number of authorized shares of common stock to 500,000,000 shares.  There will be no change in any of the rights associated with the common stock.

On September 17, 2010, the Company’s President, Amee Han Lombardi, executed a Letter of Intent providing for a potential reverse triangular merger by which an operating corporation would become a wholly-owned subsidiary of the Company (the “LOI”).  However, the LOI, which by its own terms provided that it would not be binding on either party until and unless the parties enter into definitive agreements with respect to the proposed transaction, expired on October 15, 2010.  No further agreements have been negotiated or executed, although discussions between the Company and the operating entity continue.  The execution of a definitive agreement in this regard, and the consummation of any transaction contemplated thereby, are subject to numerous contingencies, including the approval of the Board of Directors and the stockholders of the operating entity, and our satisfaction that such operating entity has a firm commitment to simultaneously raise not less than $7,500,000.  Further, the LOI was essentially a term sheet, many of the initial terms of which are presently under negotiation.  The Board of Directors and the Majority Stockholder believe that the proposed increase in the number of authorized shares of common stock is in the best interest of the Company in that it will provide the Company with available shares that could be issued for various corporate purposes, including acquisitions, stock dividends, options, convertible debt and equity financings, as the Board of Directors determines in its discretion.

The increase in the Company’s authorized shares of common stock may have the effect of preventing or delaying the acquisition by third parties of a controlling interest in the Company.  Our ability to issue a much increased number of voting securities may lead to an increase in the number of votes required in order to approve a change in control of Han and may make it substantially more difficult for third parties to gain control of Han through a tender offer, proxy contest, merger or other transaction. The ability to prevent a change in control may deprive our stockholders of any benefits that may result from such a change in control, including the potential realization of a premium over the market price for our common stock that such a transaction may cause.

              Furthermore, the issuance of a large block of additional shares to parties who may be deemed “friendly” to our Board of Directors may make it more difficult to remove incumbent directors from office, even if such removal would benefit our common stockholders.  Despite these potential anti-takeover effects, however, the Board of Directors and the Majority Stockholder believe that the financial flexibility afforded by an increase in our authorized common shares outweighs any potential disadvantages.  The Board of Directors has adopted the Resolution with a view to such flexibility, and not with a view to its potential anti-takeover effects.  Management expects that any transaction with the operating entity would result in a change of control of Han.  However, we have no present intention to use the increased number of authorized common shares for any anti-takeover purpose.

The Company’s issuance of any additional shares of common stock may dilute both the equity interests and the earnings per share of our existing common stockholders.  Such dilution may be substantial, depending on the number of shares issued.  The newly authorized shares of common stock will have voting and other rights identical to those of the currently authorized shares of common stock.

Proposal No. 2:  Creation of a Class of Preferred Stock

The Company does not currently have an authorized class of preferred stock.  As with the increase in the number of authorized common shares, the Company’s Board of Directors and the Majority Stockholder believe that the creation of a class of 175,000,000 shares of preferred stock, with a par value of one mill ($0.001) per share, will provide additional flexibility in the Company’s efforts to raise capital and/or to engage in a merger or acquisition transaction in the future.  The Board of Directors will have the right to set the series, classes, rights, privileges and preferences of the preferred stock and of any class or series thereof, without stockholder approval.  As a result, any series or class of preferred stock may have preferential voting rights, liquidation rights or other rights with respect to our class of common stock.  These preferential rights may have anti-takeover effects and may also result in the dilution of the common stockholders’ equity interest and earnings per share.

The expired LOI contemplated that the entity to be acquired will simultaneously be required to raise not less than $7,500,000 in a preferred stock offering, but the LOI did not provide that the Company will have an authorized class of preferred stock in connection with the execution of a definitive merger agreement.  However, continuing discussions regarding the terms of any definitive agreement may result in a condition that we do have authorized preferred stock.  Furthermore, for the reasons discussed under the caption “Increase in Authorized Common Shares,” above, there can be no assurance that the Company will ever execute a definitive agreement with respect to the transactions that were contemplated by the LOI, or that any such transactions will be consummated.   Even if no such transaction is ever completed, our Board of Directors and the Majority Stockholder believe that the authorization of a class of preferred stock will nevertheless provide greater flexibility for future financing transactions, mergers and acquisitions.

Proposal No. 3:  Opting out of the Nevada Control Share Acquisitions Act

Under the Nevada Control Share Acquisitions Act, Sections 78.378 through 78.3793, inclusive of the NRS, stockholders who acquire a controlling interest in a Nevada publicly-held corporation may not vote their control shares unless the voting rights are approved by the holders of a majority of the voting power of the corporation.  NRS Section 78.378 permits a Nevada corporation to opt out of these provisions through a provision in its articles of incorporation or bylaws.  The Company’s Board of Directors and the Majority Stockholder believe that it will make the Company a more attractive candidate for a merger or acquisition transaction if the Company has opted out of the Nevada Control Share Acquisitions Act.

Proposal No. 4:  Authorize Name Changes by the Board of Directors without Stockholder Approval

Article VII of the Amended and Restated Articles of Incorporation will authorize our Board of Directors to amend our Articles of Incorporation to change the Company’s name to any name that conforms with any business or industry that the Board of Directors determines that the Company should engage in or which conforms with the name or names of any products, technologies, or other assets acquired by the Company.  Our Board of Directors and the Majority Stockholder believe that our ability to change our name quickly to reflect any industry in which we make an acquisition is essential to any discussion in this respect.  We expect that the Company’s name would be changed in connection with any transaction with an operating entity.  However, there can be no assurance that any such transaction will be completed.

Proposal No. 5:  Amendments of Articles of Incorporation by Consent of the Holders of a Majority of the Company’s Voting Securities

Under Article 17 of our current Articles of Incorporation, “the Articles of Incorporation may be amended by the Board of Directors if no shares have been issued, and if shares have been issued, by affirmative vote of the stockholders of at least a majority of the shares entitled to vote thereon at a meeting called for that purpose, or, when authorized, when such action is ratified by the written consent of all the stockholders of the shares entitled to vote thereon.”  The provision requiring the stockholders’ unanimous written consent is more restrictive than the procedure permitted by the NRS.  Under NRS Section 78.320(2), unless otherwise provided in a Nevada corporation’s articles of incorporation or bylaws, any action required or permitted to be taken at a stockholder meeting may be taken without a meeting if stockholders holding a majority of the voting power sign a written consent to such action. The Board of Directors has approved the amendment of the Company’s Articles of Incorporation to allow future amendments in accordance with Nevada law.  Our Board and the Majority Stockholder believe that the ability to amend the Articles of Incorporation by written consent of the majority stockholders will provide increased flexibility for any future amendments, because they may be effectuated without the substantial delay and expense associated with a formal meeting of stockholders.

Proposal No. 6:  Conflicts of Interest

Under Article 11 of our current Articles of Incorporation, no contract or other  transaction of the Company with any other person, firm or  corporation,  or in which the Company  is  interested,  shall be affected or invalidated by (a) the fact that any one or more of the directors or officers of the Company  is interested  in or is a director or officer of such other firm or corporation;  or (b) the fact that any director or officer of the Company,  individually or jointly with others, may be a party to or may be interested in any such  contract or  transaction,  so long as the contract or transaction  is  authorized,  approved  or ratified at a meeting of the Board of Directors by sufficient  vote thereon by directors not  interested  therein,  to whom such fact or relationship or interest has been disclosed,  or the contract or transaction  has been approved or ratified by vote or written  consent of the stockholders entitled to vote, to whom such fact of relationship or interest has been disclosed, or so long as the contract or transaction is fair and reasonable to the Company.  Each  person who may  become a director  or officer of the Company is further relieved from any liability that might otherwise arise by reason of his or her contracting with the Company for the benefit of himself or herself or any firm or corporation in which he or she may be in any way interested.  Article 11 further limits the doctrine of corporate opportunities insofar as it applies to opportunities in which the Company has expressed an interest.

Article XI of the Amended and Restated Articles of Incorporation provides that, to the full extent contemplated by the NRS, no contract or other transaction between the Company and any other corporation, entity or person shall be affected by the fact that a director or officer of this Corporation is interested in, or is a director or other officer of such other corporation.  NRS Section 78.140 states that:

1.  A contract or other transaction is not void or voidable solely because:

(a) The contract or transaction is between a corporation and:

(1) One or more of its directors or officers; or

(2) Another corporation, firm or association in which one or more of its directors or officers are directors or officers or are financially interested;

(b) A common or interested director or officer:

(1) Is present at the meeting of the board of directors or a committee thereof which authorizes or approves the contract or transaction; or

(2) Joins in the signing of a written consent which authorizes or approves the contract or transaction pursuant to subsection 2 of NRS 78.315; or

(c) The vote or votes of a common or interested director are counted for the purpose of authorizing or approving the contract or transaction, if one of the circumstances specified in subsection 2 exists.

2.  The circumstances in which a contract or other transaction is not void or voidable pursuant to subsection 1 are:

(a) The fact of the common directorship, office or financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote or votes of the common or interested director or directors.

(b) The fact of the common directorship, office or financial interest is known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote of stockholders holding a majority of the voting power. The votes of the common or interested directors or officers must be counted in any such vote of stockholders.

(c) The fact of the common directorship, office or financial interest is not known to the director or officer at the time the transaction is brought before the board of directors of the corporation for action.

(d) The contract or transaction is fair as to the corporation at the time it is authorized or approved.

Article XI of our Amended and Restated Articles of Incorporation also provides that any director or officer, individually or with others, may be a party to or may be interested in any transaction of the Company or any transaction in which the Company is interested.  Each person who is now or may become a director or officer of the Company is further relieved from and indemnified against any liability that might otherwise obtain in the event such director or officer contracts with the Company for the benefit of such director, officer or any firm, association or corporation in which such director or officer may be interested in any way, provided such director or officer acts in good faith.

Our Board of Directors and the Majority Stockholder believe that Article XI of the Amended and Restated Articles is preferable to the provision of our current Articles of Incorporation because the former provision specifically protects interested party transactions to the fullest extent of the NRS.

DISSENTERS’ RIGHTS

There are no dissenters’ rights applicable with respect to any of the Proposals or the adoption of our Amended and Restated Articles of Incorporation.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the adoption of the Proposals or the adoption and filing of our Amended and Restated Articles of Incorporation that is not shared by all other stockholders.

OUTSTANDING SHARES, VOTING AND PROXIES

Record Date and Outstanding Shares

Our Board of Directors has fixed October 21, 2010, as the record date for the determination of holders of our common stock entitled to notice of and to vote at the Special Meeting (the “Record Date”).  At the close of business on that date, there were 2,073,700 shares of our common stock outstanding and entitled to vote.  Holders of our common stock will be entitled to one vote per share held and are not entitled to cumulative voting at the Special Meeting.

Quorum and Voting

The presence in person or by proxy of a majority of the total number of outstanding shares of common stock entitled to vote at the Special Meeting is required to constitute a quorum for the purpose of considering the Proposals.  Abstentions and broker non-votes will not be considered represented at the Special Meeting for the purpose of determining a quorum.

Section 78.390 of the NRS provides that every amendment to the Articles of Incorporation of a corporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of persons owning a majority of the securities entitled to vote on any such amendment.

Our Majority Stockholder has indicated that she intends to vote in favor of each of the Proposals at the Special Meeting.  Assuming the Majority Stockholder votes in favor of all of the Proposals, no other votes are required or necessary to adopt the Proposals, and none are being solicited hereunder. See the captions “VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF” and “VOTE REQUIRED FOR APPROVAL AND EFFECTIVE DATE” herein.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities.

The securities that are entitled to vote on the Proposals to adopt the Amended and Restated Articles of Incorporation at the Special Meeting consist of shares of our common stock. Each share of our common stock is entitled to one vote. The number of outstanding shares of our common stock at the close of business on the Record Date was 2,073,700 shares.  The Majority Stockholder, who owns 2,000,000, or approximately 96.4% of these shares, has indicated her intention to vote in favor of each of the Proposals at the Special Meeting.

Security Ownership of Principal Holders and Management.

The following table sets forth certain information as of October 21, 2010, regarding current beneficial ownership of the shares of our common stock by (i) each person known by us to own more than 5% of the outstanding shares of our common stock, (ii) each of our executive officers and directors, and (iii) all of our executive officers and directors as a group. Except as noted, each person has sole voting and sole investment or dispositive power with respect to the shares shown. The information presented is based upon 2,073,700 outstanding shares of our common stock.

Ownership of Officers and Directors and Principal Stockholders

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common	Amee Han Lombardi President, Secretary/Treasurer and Director c/o Han Logistics 3889 Vistacrest Drive Reno, Nevada 89509	2,000,000 - Direct	96.4%
Common	Michael Vardakis Director c/o Han Logistics 3889 Vistacrest Drive Reno, Nevada 89509	0	0%

Changes in Control

We expect that the completion of the transactions that were contemplated by the LOI would result in a change in control of our Company.  However, such completion is subject to numerous contingencies, including but not limited to:

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the negotiation and execution of a definitive agreement whose terms are mutually acceptable to the parties;

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the approval of any such definitive agreement by the Board of Directors and the stockholders of the operating entity; and

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our satisfaction that any funding that is required by any definitive agreement can be simultaneously closed by the operating entity.

There can be no assurance that any of these contingencies will be met or that any such transaction will ever be consummated.

VOTE REQUIRED FOR APPROVAL AND EFFECTIVE DATE

Nevada Law.

Section 390 of the Nevada Law provides that every amendment to the Articles of Incorporation of a corporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of persons owning a majority of the securities entitled to vote on any such amendment. Sections 315 provides that the Board of Directors, by unanimous written consent, may adopt such action without a meeting by written consent.  Our Bylaws require unanimous written consent of stockholders in the absence of a meeting of stockholders.

Resolutions to effect these amendments were unanimously adopted by our Board of Directors on October 18, 2010.  Our Majority Stockholder, who owns approximately 96.4% of our outstanding voting securities, has indicated her intention to vote in favor of each of the Proposals at the Special Meeting. No other votes or consents are required or necessary to adopt the Amended and Restated Articles of Incorporation, and none are being solicited hereunder, assuming the Majority Stockholder votes in favor of all of the Proposals.

Effective Date of Resolution.

The effective date of the Amended and Restated Articles of Incorporation will be the filing thereof with the Secretary of State of the State of Nevada, which is expected to be on the opening of business on November 17, 2010, which is the date immediately following the date of the Special Meeting.

NOTICE

THE MAJORITY STOCKHOLDER OF OUR COMPANY, AMEE HAN LOMBARDI, HAS INDICATED HER INTENTION TO VOTE IN FAVOR OF EACH OF THE PROPOSALS AT THE SPECIAL MEETING.  MS. HAN LOMARDI OWNS IN EXCESS OF THE REQUIRED NUMBER OF OUR OUTSTANDING VOTING SECURITIES TO ADOPT THE PROPOSALS UNDER NEVADA LAW.  NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.

BY ORDER OF THE BOARD OF DIRECTORS

Date: October 22, 2010	/S/ AMEE HAN LOMBARDI, PRESIDENT
AMEE HAN LOMBARDI, PRESIDENT

APPENDIX A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

HAN LOGISTICS, INC.

Pursuant to Section 78.403 of the Nevada Revised Statutes (“NRS”), and pursuant to an Action by Unanimous Consent of the Board of Directors dated October 18, 2010, as adopted, ratified and approved at a special meeting of stockholders held on the 16th day of November, 2010, by the majority stockholder owning 96.4% of the outstanding stock of the Corporation, the undersigned directors and officers of Han Logistics, Inc. (the “Corporation”), originally incorporated on the 1st day of July, 1999, do hereby adopt and make the following Amended and Restated Articles of Incorporation:

ARTICLE I -- NAME

  The name of the corporation (hereinafter called the “Corporation”) is “Han Logistics, Inc.”

ARTICLE II -- DURATION

The Corporation shall have perpetual existence.

ARTICLE III – PURPOSES AND POWERS

The nature of the business of the Corporation and the objects or purposes to be transacted, promoted, or carried on by it are to engage in and conduct any lawful business, activity or enterprise for which corporations may be organized under the NRS.

ARTICLE IV -- CAPITALIZATION

The aggregate number of shares which this Corporation shall have authority to issue is three hundred thirty million (330,000,000), two hundred fifty million (250,000,000) of which shall be shares of common stock of a par value of one mill ($0.001) per share (the “Common Stock”), and eighty million (80,000,000) of which shall be shares of preferred stock of a par value of one mill ($0.001) per share (the “Preferred Stock”).

The holders of the Common Stock shall not have pre-emptive rights to acquire unissued shares of stock of the Corporation, nor shall such holders be entitled to vote cumulatively for directors of the Corporation.

The Corporation’s Board of Directors is authorized, subject to limitations prescribed by law and the provisions of the preceding paragraph of this Article IV, to provide for the issuance of the shares of Preferred Stock in series, any by filing a certificate pursuant to the applicable law of the State of Nevada, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and the qualifications, limitations, or restrictions thereof.  The authority of the Board with respect to each series shall include, but shall not be limited to, the determination of the following:

(a)  The number of shares constituting each series and the distinctive designation of each series;

(b)  The dividend rate on the shares of each series, the manner in which dividends shall be paid, whether dividends shall be cumulative, and if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of each series;

(c)  Whether each series shall have voting rights in addition to the voting rights provided by law, and if so, the terms of such voting rights;

(d)  Whether each series shall have conversion privileges, and if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board shall determine;

(e)  Whether or not the shares of each series shall be redeemable, and if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(f)  Whether each series shall have a sinking fund for the redemption or purchase of shares of each such series, and if so, the terms and amount of such sinking fund;

(g)  The rights of the shares of each series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, and the relative rights or priority, if any, of payment of shares of each such series; and

(h)  Any other relative rights, preferences, and limitations of each such series.

No holder of shares of Common Stock or Preferred Stock shall be entitled as of right to subscribe for, purchase, or receive any new or additional shares of any class, whether now or hereafter authorized, or any notes, bonds, debentures, or other securities convertible into or carrying options or warrants to purchase shares of any class; provided, however, all such new or additional shares of any class, or notes, or bonds, debentures, or other securities convertible into, or carrying options or warrants to purchase, shares of any class may be issued or disposed of by the Board to such persons and on such terms as it, in its absolute discretion, may deem advisable.

ARTICLE V – BOARD OF DIRECTORS

The governing board of this corporation shall be known as directors, and the number of directors  may from time to time be  increased  or  decreased in such manner as shall be provided by the Bylaws of this corporation.

In  furtherance  and not in limitation of the powers  conferred by statute, the Board of Directors is expressly authorized:

          (a) To manage and govern the  corporation  by majority vote of members present  at any  regular or  special  meeting  at which a quorum  shall be present  unless the act of a greater  number is required by the laws of the state of incorporation, these Articles or the Bylaws of the corporation.

          (b) To make,  alter,  or amend the  Bylaws of the  corporation  at any regular or special meeting.

          (c) To fix the amount to be reserved as working capital over and above its capital stock paid in.

          (d) To authorize and cause to be executed mortgages and liens upon the real and personal property of this corporation.

          (e) To designate one or more committees,  each committee to consist of two or more of the directors  of the  corporation,  which,  to the  extent provided by resolution or in the Bylaws of the corporation,  shall have and may exercise the powers of the Board of Directors in the  management of the business and affairs of the corporation. Such committee or committees shall have such name or names as may be stated in the  Bylaws of the  corporation or as may be  determined from time to time by  resolution  adopted  by the Board of Directors.

The Board of  Directors  shall have  power and  authority  to sell,  lease, exchange or otherwise dispose of all or  substantially  all of the property and assets of the  corporation,  if in the usual and regular course of its business, upon such terms and  conditions as the Board of Directors may determine without vote or consent of the shareholders.

The Board of  Directors  shall have  power and  authority  to sell,  lease, exchange or otherwise dispose of all or substantially all the property or assets of the  corporation,  including  its  goodwill,  if not in the usual and regular course of its business, upon such terms and conditions as the Board of Directors may  determine,  provided  that such sale shall be authorized or ratified by the affirmative vote of the  shareholders  of at  least a  majority  of the  shares entitled to vote thereon at a shareholders' meeting called for that purpose, or when  authorized or ratified by the written  consent of all the shareholders of the shares entitled to vote thereon.

The  Board  of  Directors  shall  have  power  and  authority  to  merge or consolidate  the corporation  upon such  terms and  conditions  as the Board of  Directors may authorize,

provided that such merger or consolidation is approved or ratified by the affirmative  vote of the shareholders of at least a majority of the shares entitled to vote thereon at a shareholders meeting called for that purpose,  or when  authorized  or  ratified  by the  written  consent of all the shareholders of the shares entitled to vote thereon.

The  corporation  shall  be  dissolved  upon  the  affirmative  vote of the shareholders  of at least a majority of the shares entitled to vote thereon at a meeting called for that purpose,  or when authorized or ratified by the written consent of all the shareholders of the shares entitled to vote thereon.

The corporation  shall revoke  voluntary  dissolution  proceedings upon the affirmative  vote of the  shareholders  of at  least a  majority  of the  shares entitled to vote at a meeting  called for that purpose,  or when  authorized or ratified by the written  consent of all the  shareholders of the shares entitled to vote thereon.

ARTICLE VI -- CONTROL SHARES ACQUISITIONS

The Corporation expressly opts out of, or elects not to be governed by, the “Acquisition of Controlling Interest” provisions contained in NRS §§ 78.378 through 78.3793 inclusive—all as permitted under NRS § 78.378.1.

ARTICLE VII -- AUTHORITY OF BOARD OF DIRECTORS TO CHANGE CORPORATE NAME

The Board of Directors shall have the right to change the name of the Corporation without shareholder approval to a name that reflects the industry or business in which the Corporation’s business operations are conducted or to a name that will promote or conform to any principal product, technology or other asset of the Corporation that the Board of Directors, in its sole discretion, deems appropriate.

ARTICLE VIII -- INDEMNIFICATION

Each director and each officer of the corporation shall be indemnified by the corporation as follows:

(a) The corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the  corporation),  by reason  of the fact  that he is or was a  director, officer, employee or agent of the corporation,  or is or was serving at the request of the  corporation  as a director,  officer,  employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement,  actually and reasonably  incurred by him in connection with such action,  suit or  proceeding,  if he acted in good faith and in a manner  he reasonably  believed  to be in,  or not  opposed  to,  the best interests of the  corporation,  and, with respect to any criminal action or proceeding,  had no  reasonable  cause to believe his conduct was unlawful.  The  termination  of any action,  suit or  proceeding  by judgment,  order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not of itself  create a  presumption  that the  person did not act in good faith and in a manner he reasonably  believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding,  had reasonable cause to believe that his conduct was unlawful.

(b) The corporation  shall indemnify any person who was or is a party, or is  threatened  to be made a  party,  to  any  threatened,  pending  or completed action or suit by or in the right of the corporation,  to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation,  or is or was serving at the request of the  corporation  as a director,  officer,  employee or agent of another corporation,  partnership, joint venture, trust or other enterprise against  expenses  (including  attorney's  fees)  actually  and  reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he  reasonably  believed to be in, or not opposed to, the best interests of the corporation,  except that no  indemnification  shall be made in respect  of any claim,  issue or matter as to which such  person shall have been  adjudged to be liable for   negligence or misconduct in the performance of his duty to the corporation, unless, and only to the extent that, the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability,  but in view of all circumstances of the case, such person is fairly and reasonably  entitled to indemnification  for such expenses which such court deems proper.

          (c) To the extent that a director,  officer,  employee or agent of the  corporation  has been successful  on the merits or otherwise in defense of  any action,  suit or proceeding referred to in Sections (a) and (b) of this Article,  or in defense of any claim, issue or matter therein,  he shall be indemnified  against  expenses  (including  attorneys'  fees)  actually and reasonably incurred by him in connection therewith.

          (d) Any  indemnification  under  Section  (a) or (b) of  this  Article (unless  ordered  by a  court) shall  be made by the  corporation  only as authorized in the specific case upon a determination  that indemnification of  the  officer,   director  and  employee  or  agent  is  proper  in  the circumstances, because he has met the  applicable  standard of conduct set forth in Section (a) or (b) of this Article. Such  determination  shall be made  (i) by the  Board  of  Directors  by a  majority  vote  of a  quorum, consisting  of  directors  who were not  parties  to such  action,  suit or proceeding,  or  (ii)  if  such quorum  is  not  obtainable  or,  even  if obtainable,   if  a  quorum  of  disinterested  directors  so directs,  by independent legal counsel in a written opinion, or (iii) by the affirmative vote of the holders of a majority  of the shares of stock  entitled to vote and represented at a meeting called for such purpose.

          (e) Expenses (including attorneys' fees) incurred in defending a civil or criminal  action,  suit or proceeding may be paid by the  corporation in advance of the final  disposition of such action,  suit or proceeding,  as authorized in Section (d) of this Article,  upon receipt of an  undertaking by or on behalf of the director,  officer,  employee or agent to repay such amount,  unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this Article.

          (f) The Board of Directors  may exercise  the  corporation's  power to purchase  and  maintain insurance  on behalf of any person who is or was a director,  officer,  employee  or  agent of the corporation,  or is or was serving at the request of the corporation as a director,  officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise,  against any liability asserted against him and incurred by him in any such capacity,  or arising out of his status as such, whether or not the  corporation  would  have  the  power to  indemnify  him  against  such liability under this Article.

          (g) The  indemnification  provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under these  Articles of  Incorporation,  the Bylaws,  agreements, vote of the shareholders or disinterested directors, or otherwise,  both as to action in his  official  capacity  and as to action in another  capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs and personal representatives of such a person.

ARTICLE IX -- AMENDMENT OF ARTICLES OF INCORPORATION

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

To the full extent permitted under the NRS, the Board of Directors shall also have the power and other authority to amend, alter, change or repeal any provision in the Corporation’s Articles of Incorporation.

ARTICLE X -- BYLAWS

Bylaws of this Corporation may be adopted by the Board of Directors, which shall also have the power to alter, amend or repeal the same from time to time as permitted under the NRS.

ARTICLE XI -- CONFLICTS OF INTEREST

To the full extent contemplated by the NRS, no contract or other transaction between this Corporation and any other corporation, entity or person shall be affected by the fact that a director or officer of this Corporation is interested in, or is a director or other officer of such other corporation. Any director or officer, individually or with others, may be a party to or may be interested in any transaction of this Corporation or any transaction in which this Corporation is interested.  Each person who is now or may become a director or officer of this Corporation is hereby relieved from and indemnified against any liability that might otherwise obtain in the event such director or officer contracts with the Corporation for the benefit of such director, officer or any firm, association or corporation in which such director or officer may be interested in any way, provided such director or officer acts in good faith.

ARTICLE XII – BREACH OF FIDUCIARY DUTY

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 78.300 of the NRS, or (iv) for any transaction from which the director derived any improper personal benefit.  If the NRS is amended after approval by the stockholders of this Article to authorize corporation action further eliminating or limiting the personal liability of directors then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS as so amended.

Any repeal or modification of the foregoing provisions of this Article XII by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE XIII  -- COMPROMISE OR ARRANGEMENT

Whenever a compromise or arrangement is proposed by the corporation  between it and its creditors or any class of them,  and/or between said  corporation and its shareholders or any class of them, any court of equitable  jurisdiction may, on the application in a summary way by said corporation, or by a majority of its stock,  or on the  application  of any receiver or receivers  appointed for said corporation,  or on the application of trustees in dissolution,  order a meeting of the creditors or class of creditors  and/or of the  shareholders  or class of shareholders  of said  corporation,  as the case may be, to be  notified in such manner as the said court decides. If a majority in number, representing at least three-fourths  in amount of the  creditors  or class of  creditors,  and/or  the holders of a majority of the stock or class of stock of said corporation, as the case may be, agree to any compromise or arrangement and/or to any reorganization of said  corporation,  as a consequence of such compromise or  arrangement,  the said  compromise  or  arrangement  and/or  the  said  reorganization  shall,  if sanctioned by the court to which the said  application has been made, be binding upon all the creditors or class of creditors,  and/or on all the shareholders or class of shareholders of said corporation,  as the case may be, and also on said corporation.

ARTICLE XIV – STOCKHOLDER APPROVAL

Any action for which the laws of the State of Nevada require the approval of two-thirds  of the shares of any class or series  entitled to vote with  respect thereto,  unless  otherwise  provided in the Articles of  Incorporation,  shall require for  approval  the  affirmative  vote of a majority of the shares of any class or series outstanding and entitled to vote thereon.

IN WITNESS WHEREOF, the undersigned duly authorized directors and officers hereby execute these Amended and Restated Articles of Incorporation of Han Logistics, Inc., a Nevada corporation, on this         day of ____________, 2010.

Date: _________________

_____________________________

Amee Han Lombardi

President, Secretary/Treasurer and

              Director

Date:  _________________

______________________________

Michael Vardakis

Director

APPENDIX B

CURRENT ARTICLES OF INCORPORATION

Filing Fee

Receipt #

Articles of Incorporation

(PURSUANT TO NRS 78)

STATE OF NEVADA

Secretary of State

(For filing office use)                                  (For filing office use)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    IMPORTANT: Read instructions on reverse side before completing this form.

                         TYPE OR PRINT (BLACK INK ONLY)

1.   NAME OF CORPORATION: Han Logistics, Inc.

2.   RESIDENT  AGENT:  (designated  resident  agent and his,  her or its  STREET

     ADDRESS in Nevada where process may be served)

     Name of Resident Agent: Amee Han

     Street Address: 2475 Robb Drive, #125, Reno, Nevada 89523

3.   SHARES: (number of shares the corporation is authorized to issue) Number of shares with par value:  50,000,000 shares of common stock Par value:  $.001

     Number of shares without par value: None.

4.   GOVERNING BOARD:   X Directors          Trustees

 ---

             ---

     The FIRST BOARD OF DIRECTORS shall consist of two members and the names and addresses are as follows (attach additional pages if necessary):

         Amee Han                     2475 Robb Drive, #125, Reno, Nevada  89523

         Kathleen M. Kennedy          465 Len Circle, Reno, Nevada  89511

5.   PURPOSE  (optional--see reverse side): The purpose of the corporation shall be:  To  transact  all  lawful  business  for  which  corporations  may  be incorporated pursuant to the laws of the State of Nevada.

6.   OTHER MATTERS:  This form includes the minimal  statutory  requirements  to incorporate under NRS 78. You may attach additional information pursuant to

     NRS 78.037 or any other  information  you deem  appropriate.  If any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached 5 ----

7.   SIGNATURES  OF  INCORPORATORS:  The  names  and  addresses  of  each of the incorporators signing the articles: (Signatures must be notarized.) (Attach additional pages if there are more than two incorporators.)

 Amee Han

     -------------------------------        ------------------------------------

     Name (print)

           2475 Robb Drive, #125, Reno, Nevada

            89523

     -------------------------------        ------------------------------------

     Address        City/State/Zip

       /s/ Amee Han

     -------------------------------        ------------------------------------

     Signature                                  Amee Han

State of Nevada     County of Washoe

     This instrument  was  acknowledged     This  instrument  was   acknowledged

     before me on _________, 2000, by       before me on January __,  2000,  by

                                            /s/ Amee Han

     -------------------------------        ------------------------------------

     Name of Person                             Amee Han

     as incorporator of                       as incorporator of

Han Logistics, Inc.

        ----------------------------        ------------------------------------

        (name of party on behalf of

        whom instrument was executed)

                                            /s/ Koreen A. Graciano

    -------------------------------        ------------------------------------

         Notary Public Signature                 Notary Public Signature

     (affix notary stamp or seal)              (affix notary stamp or seal)

8.   CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT

The undersigned,  Amee Han, hereby accepts appointment as Resident Agent for the above named corporation.

/s/ Amee Han

                                                    6-29-99

-----------------------------------------------------------   ----------------

Signature of Resident Agent                                       Date

                                        2

9. The corporation shall have perpetual existence.

10. The governing board of this corporation shall be known as directors, and the number of  directors may from time to time be  increased  or  decreased in such manner as shall be provided by the Bylaws of this corporation.

     In  furtherance  and not in limitation of the powers  conferred by statute, the Board of Directors is expressly authorized:

          (a) To manage and govern the  corporation  by majority vote of members present  at any  regular  or  special  meeting  at which a quorum  shall be present  unless the act of a greater  number is required by the laws of the state of incorporation, these Articles or the Bylaws of the corporation.

          (b) To make,  alter,  or amend the  Bylaws of the  corporation  at any regular or special meeting.

          (c) To fix the amount to be reserved as working capital over and above its capital stock paid in.

          (d) To authorize and cause to be executed mortgages and liens upon the real and personal property of this corporation.

          (e) To designate one or more committees,  each committee to consist of two or more of the  directors  of the  corporation,  which,  to the  extent provided by resolution or in the Bylaws of the corporation,  shall have and may exercise the powers of the Board of Directors in the  management of the business and affairs of the corporation. Such committee or committees shall have such name or names as may be stated in the  Bylaws of the  corporation or as may be  determined  from time to time by  resolution  adopted  by the

     Board of Directors.

     The Board of  Directors  shall have  power and  authority  to sell,  lease, exchange or otherwise dispose of all or  substantially  all of the property and assets of the  corporation,  if in the usual and regular course of its business, upon such terms and  conditions as the Board of Directors may determine without vote or consent of the shareholders.

     The Board of  Directors  shall have  power and  authority  to sell,  lease, exchange or otherwise dispose of all or substantially all the property or assets of the  corporation,  including  its  goodwill,  if not in the usual and regular course of its business, upon such terms and  conditions as the Board of Directors may  determine,  provided  that such sale shall be authorized or ratified by the

                                        3

affirmative  vote of the  shareholders  of at  least a  majority  of the  shares entitled to vote thereon at a shareholders'  meeting called for that purpose, or when  authorized or ratified by the written  consent of all the  shareholders of the shares entitled to vote thereon.

     The  Board  of  Directors  shall  have  power  and  authority  to  merge or consolidate  the corporation  upon such  terms and  conditions  as the Board of Directors may authorize,  provided that such merger or consolidation is approved or ratified by the affirmative  vote of the  shareholders of at least a majority of the shares entitled to vote thereon at a shareholders meeting called for that purpose, or when  authorized  or  ratified  by the  written  consent of all the shareholders of the shares entitled to vote thereon.

     The  corporation  shall  be  dissolved  upon  the  affirmative  vote of the shareholders  of at least a majority of the shares entitled to vote thereon at a meeting called for that purpose,  or when  authorized or ratified by the written consent of all the shareholders of the shares entitled to vote thereon.

     The corporation  shall revoke  voluntary  dissolution  proceedings upon the affirmative  vote of the shareholders  of at  least a  majority  of the  shares entitled to vote at a meeting  called for that  purpose, or when  authorized or ratified by the written  consent of all the  shareholders of the shares entitled to vote thereon.

11. The following provisions are inserted for the management of the business and for  the conduct  of the  affairs  of the  corporation,  and  the  same  are in furtherance of and not in limitation of the powers conferred by law.

     No contract or other  transaction of the corporation with any other person, firm or  corporation,  or in which  this  corporation  is  interested,  shall be affected or invalidated by (a) the fact that any one or more of the directors or officers of this  corporation  is  interested  in or is a director or officer of such other firm or corporation;  or (b) the fact that any director or officer of this corporation,  individually or jointly with others, may be a party to or may be interested in any such  contract or  transaction,  so long as the contract or transaction  is  authorized,  approved  or ratified at a meeting of the Board of Directors by sufficient  vote thereon by directors not  interested  therein,  to whom such fact or relationship  or interest has been disclosed,  or the contract or transaction  has been approved or ratified by vote or written  consent of the shareholders entitled to vote, to whom such fact of relationship or interest has been disclosed, or so long as the contract or transaction is fair and reasonable to the corporation.  Each  person who may  become a director  or officer of the corporation is hereby relieved from any liability that might otherwise arise by reason of his contracting with the corporation or the benefit of himself or any firm or corporation in which he may be in any way interested.

     The officers, directors and other members of management of this corporation shall be subject to the doctrine of corporate  opportunities  only insofar as it applies to business  opportunities  in which this corporation  has expressed an interest as determined from time to time by the corporation's Board of Directors as evidenced by resolutions  appearing in the corporation's  minutes.  When such areas of interest are delineated,  all such business  opportunities  within such areas of interest  which come to the attention of the  officers,  directors and other members of management of this corporation  shall be disclosed  promptly to this corporation and made available to it. The Board of Directors may reject any business  opportunity  presented to it and thereafter  any officer,  director or other member of management  may avail himself of such  opportunity.  Until such time as this corporation, through its Board of Directors, has designated an area of interest,  the  officers,  directors  and other members of management of this corporation  shall be free to engage in such areas of  interest on their own and the provisions  hereof shall not limit the rights of any  officer,  director or other member of management of this  corporation to continue a business  existing prior to the time that such area of interest is designated by this  corporation.

                                        4

This provision shall not be construed to release any employee of the corporation (other than an officer, director or member of management) from any duties which he may have to the corporation.

12. Each director and each officer of the  corporation  shall be  indemnified by the corporation as follows:

          (a) The corporation  shall indemnify any person who was or is a party,

     or is  threatened  to be  made a  party,  to  any  threatened,  pending  or

     completed   action,   suit  or   proceeding,   whether   civil,   criminal,

     administrative or investigative (other than an action by or in the right of the  corporation),  by  reason  of the fact  that he is or was a  director,

     officer, employee or agent of the corporation,  or is or was serving at the request of the  corporation  as a director,  officer,  employee or agent of another corporation, partnership, joint venture, trust or other enterprise,

     against expenses (including attorneys' fees), judgments,  fines and amounts paid in settlement,  actually and reasonably  incurred by him in connection with such action,  suit or  proceeding,  if he acted in good faith and in a manner  he  reasonably  believed  to be in,  or not  opposed  to,  the best interests of the  corporation,  and, with respect to any criminal action or proceeding,  had no  reasonable  cause to believe his conduct was unlawful.

     The  termination  of any action,  suit or  proceeding  by judgment,  order,

     settlement, conviction or upon a plea of nolo contendere or its equivalent,

     shall not of itself  create a  presumption  that the  person did not act in good faith and in a manner he reasonably  believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding,  had reasonable cause to believe that his conduct was unlawful.

          (b) The corporation  shall indemnify any person who was or is a party,

     or is  threatened  to be  made a  party,  to  any  threatened,  pending  or completed action or suit by or in the right of the corporation,  to procure a judgment in its favor by reason of the fact that he is or was a director,

     officer, employee or agent of the corporation,  or is or was serving at the request of the  corporation  as a director,  officer,  employee or agent of another corporation,  partnership, joint venture, trust or other enterprise against  expenses  (including  attorney's  fees)  actually  and  reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he  reasonably  believed to be in, or not opposed to, the best interests of the corporation,  except that no  indemnification  shall be made in respect  of any claim,  issue or matter as to which such  person  shall have been  adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation,

     unless, and only to the extent that, the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability,  but in view of all circumstances of the case, such person is fairly and reasonably  entitled to indemnification  for such expenses which such court deems proper.

                                        5

          (c) To the extent that a director,  officer,  employee or agent of the corporation  has been  successful  on the merits or otherwise in defense of any action,  suit or proceeding referred to in Sections (a) and (b) of this

     Article,  or in defense of any claim, issue or matter therein,  he shall be indemnified  against  expenses  (including  attorneys'  fees)  actually and reasonably incurred by him in connection therewith.

          (d) Any  indemnification  under  Section  (a) or (b) of  this  Article

     (unless  ordered  by a  court)  shall  be made by the  corporation  only as authorized in the specific case upon a determination  that  indemnification

     of  the  officer,   director  and  employee  or  agent  is  proper  in  the

     circumstances,  because he has met the  applicable  standard of conduct set forth in Section (a) or (b) of this Article.  Such  determination  shall be made  (i) by the  Board  of  Directors  by a  majority  vote  of a  quorum,

     consisting  of  directors  who were not  parties  to such  action,  suit or proceeding,  or  (ii)  if  such  quorum  is  not  obtainable  or,  even  if

     obtainable,   if  a  quorum  of  disinterested  directors  so  directs,  by independent legal counsel in a written opinion, or (iii) by the affirmative vote of the holders of a majority  of the shares of stock  entitled to vote and represented at a meeting called for such purpose.

          (e) Expenses (including attorneys' fees) incurred in defending a civil or criminal  action,  suit or proceeding may be paid by the  corporation in advance of the final  disposition of such action,  suit or  proceeding,  as authorized in Section (d) of this Article,  upon receipt of an  undertaking by or on behalf of the director,  officer,  employee or agent to repay such amount,  unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this Article.

          (f) The Board of Directors  may exercise  the  corporation's  power to purchase  and  maintain  insurance  on behalf of any person who is or was a director,  officer,  employee  or  agent of the  corporation,  or is or was serving at the request of the corporation as a director,  officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise,  against any liability asserted against him and incurred by him in any such capacity,  or arising out of his status as such, whether or not the  corporation  would  have  the  power to  indemnify  him  against  such liability under this Article.

          (g) The  indemnification  provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under these  Articles of  Incorporation,  the Bylaws,  agreements,

     vote of the shareholders or disinterested directors, or otherwise,  both as to action in his  official  capacity  and as to action in another  capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs and personal representatives of such a person.

                                        6

13. Whenever a compromise or arrangement is proposed by the corporation  between it and its creditors or any class of them,  and/or between said  corporation and its shareholders or any class of them, any court of equitable  jurisdiction may, on the application in a summary way by said corporation, or by a majority of its stock,  or on the  application  of any receiver or receivers  appointed for said corporation,  or on the application of trustees in dissolution,  order a meeting of the creditors or class of creditors  and/or of the  shareholders  or class of shareholders  of said  corporation,  as the case may be, to be  notified in such manner as the said court decides. If a majority in number, representing at least three-fourths  in amount of the  creditors  or class of  creditors,  and/or  the holders of a majority of the stock or class of stock of said corporation, as the case may be, agree to any compromise or arrangement and/or to any reorganization of said  corporation,  as a consequence of such compromise or  arrangement,  the said  compromise  or  arrangement  and/or  the  said reorganization  shall,  if sanctioned by the court to which the said  application has been made, be binding upon all the creditors or class of creditors,  and/or on all the shareholders or class of shareholders of said corporation,  as the case may be, and also on said corporation.

14.  No  shareholder  in the  corporation  shall  have the  preemptive  right to subscribe to any or all additional  issues of stock and/or other  securities of any or all classes of this  corporation or securities convertible into stock or carrying stock purchase warrants, options or privileges.

15.  Meetings  of  shareholders  may be held at any time and place as the Bylaws shall  provide.  At all meetings of the  shareholders,  a majority of all shares entitled to vote shall constitute a quorum.

16. Cumulative voting shall not be allowed.

17. These Articles of Incorporation may be amended by resolution of the Board of Directors  if no shares have been  issued,  and if shares have been  issued,  by affirmative  vote of the  shareholders  of at  least a  majority  of the  shares entitled  to vote  thereon  at a  meeting  called  for that  purpose,  or, when authorized,  when such  action is  ratified  by the  written  consent of all the shareholders of the shares entitled to vote thereon.

18. Any action for which the laws of the State of Nevada require the approval of two-thirds  of the shares of any class or series  entitled to vote with  respect thereto,  unless  otherwise  provided in the Articles of  Incorporation,  shall require for  approval  the  affirmative  vote of a majority of the shares of any class or series outstanding and entitled to vote thereon.

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19. No director shall be personally liable to the corporation or any shareholder for monetary damages for breach of fiduciary duty as a director,  except for any matter in respect of which such  director  shall be liable under the laws of the State of Nevada,  and  except  for any matter in respect of which such director shall be liable by reason  that he (i) has  breached  his duty of loyalty to the corporation or its shareholders, (ii) has not acted in good faith or, in failing to act,  has not acted in good  faith,  (iii)  has acted in a manner  involving intentional  misconduct or a knowing violation of law or, in failing to act, has acted in a manner  involving  intentional  misconduct or a knowing  violation of law, or (iv) has derived an improper personal benefit. Neither the amendment nor repeal of this Article 19, nor the adoption of any  provision of the Articles of Incorporation  inconsistent  with this Article 19, shall eliminate or reduce the effect of this  Article 19 in respect of any matter  occurring,  or any cause of action,  suite or claim that,  but for this  Article 19,  would  accrue or arise prior to such amendment, repeal or adoption of an inconsistent provision.

APPENDIX C HAN LOGISTICS, INC. 3889 Vistacrest Drive Reno, Nevada 89509

NOTICE OF SPECIAL MEETING OF COMMON STOCKHOLDERS
TO BE HELD ON NOVEMBER 16, 2010

Dear Stockholders:

A special meeting of the common stockholders of Han Logistics, Inc., a Nevada corporation (the “Company”), will be held on November 16, 2010, at 11:00 a.m. local time, at 455 East 500 South, Suite 205, Salt Lake City, Utah, for the purpose of voting on the following Proposals:

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Proposal No. 1:  To increase our authorized one mill ($0.001) par value common stock from 50,000,000 shares to 500,000,000 shares;

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Proposal No. 2:  To authorize a class of 175,000,000 shares of one mill ($0.001) par value preferred stock to be issued in series, each of which series shall have such powers, preferences and rights as the Board of Directors may determine;

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Proposal No. 3:  To add a provision opting out of the Nevada Control Share Acquisitions Act, Sections 78.378 through 78.3793, inclusive of the NRS;

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Proposal No. 4:  To include a provision permitting the Company’s Board of Directors to change the Company’s name in certain circumstances without stockholder approval;

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Proposal No. 5:  To provide that the Company may amend or repeal any provision contained in the Amended and Restated Articles in the manner provided by statute; and

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Proposal No. 6:  To provide that no disclosed contract or other transaction involving the Company and any other entity shall be affected by the fact that a director or officer of the Company is interested in, or a director or officer of the other entity, and provide for indemnification of such persons for transactions in which the director or officer acts in good faith.

Only stockholders of record at the close of business on October 21, 2010, will be entitled to receive this Information Statement and notice of the annual meeting or any adjournment or postponement thereof.

THE MAJORITY SHAREHOLDER OF OUR COMPANY, AMEE HAN LOMBARDI, HAS INDICATED HER INTENTION TO VOTE IN FAVOR OF THE RESOLUTION TO ADOPT THE AMENDED AND RESTATED ARTICLES OF INCORPORATION AT THE SPECIAL MEETING.  MS. HAN LOMARDI OWNS IN EXCESS OF THE REQUIRED NUMBER OF OUR OUTSTANDING VOTING SECURITIES TO ADOPT THE RESOLUTION UNDER NEVADA LAW.  NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Amee Han Lombardi Amee Han Lombardi Reno, Nevada October 22, 2010